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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 31, 1997

                      STATE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


                                  Wisconsin
                   --------------------------------------
               (State or other jurisdiction or incorporation)

            0-18166                                39-1489983
 -------------------------------         ----------------------------------
    (Commission File Number)                (I.R.S. Employer I.D. Number)


   10708 West Janesville Road
    Hales Corners, Wisconsin                          53130
 -------------------------------         ----------------------------------
(Address of Principal Executive                     (Zip Code)
        Offices)

                                414-425-1600
          --------------------------------------------------------
            (Registrant's telephone number; including area code)




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Item 2.  Acquisition or Disposition of Assets.

     On December 31, 1997, State Financial Services Corporation (the "Company") completed its previously announced acquisition of Richmond Bancorp, Inc. ("Richmond"). Richmond, through its two wholly owned subsidiaries, Richmond Bank and Richmond Financial Services, Inc., conducts a commercial and retail banking business from two full-service banking locations serving north suburban Chicago. Richmond also conducts brokerage activities through Richmond Financial Services, Inc. The Company intends to continue the current operations of Richmond as part of the Company's consolidated banking operations.

     The acquisition of Richmond by the Company was structured as a merger (the "Merger") of a wholly owned subsidiary of the Company into Richmond with Richmond being the surviving corporation. The Company paid aggregate cash consideration of $10,787,495 for the conversion of all of the outstanding shares of common stock of Richmond in the Merger. As a result of the Merger, Richmond is now a wholly owned subsidiary of the Company.

     The Company financed the acquisition of Richmond through internal cash and borrowings under the Company's credit facility with M&I Marshall & Ilsley Bank.

Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

     The Company will file an amendment to this Form 8-K containing consolidated financial statements of Richmond Bancorp, Inc. and its subsidiaries not later than March 16, 1998.

     (b) Pro forma financial information.

     The Company will file an amendment to this Form 8-K containing pro forma financial information not later than March 16, 1998.

     (c)     Exhibits

             2.1--Agreement and Plan of Merger, dated as of November 4, 1997, among State Financial Services Corporation, RBI, Inc. and Richmond Bancorp, Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, the Company has excluded from Exhibit 2.1 the exhibits and disclosure schedules to the Agreement and Plan of Merger. The Company agrees to furnish copies of such documents to the Commission upon request).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, State Financial Services Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STATE FINANCIAL SERVICES
                                        CORPORATION
Date:  January 14, 1998
                                        BY   /s/ Michael J. Falbo
                                           ---------------------------
                                           Michael J. Falbo, President and
                                           Chief Executive Officer




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                                 EXHIBIT INDEX


                      Exhibit                                      Page No.
                      --------                                     --------

2.1 Agreement and Plan of Merger, dated as of                         5
    November 4, 1997, among State Financial
    Services Corporation, RBI, Inc. and
    Richmond Bancorp, Inc.




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